                                                                   EXHIBIT 10.12


                    SERIES D REGISTRATION RIGHTS AGREEMENT
                    --------------------------------------

     THIS SERIES D REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as
                                                        ---------
of December 7, 1999, by and among divine interVentures, inc., a Delaware corporation (the "Corporation") and those persons set forth on the Schedule of
                  -----------                                      -----------
Purchasers hereto (collectively,  the "Purchasers" and individually, a
----------                             ----------
"Purchaser").
 ---------

     Pursuant to that Purchase Agreement, dated as of the date hereof, by and between the Purchasers and the Corporation (as amended and modified from time to time, the "Purchase Agreement"), the other documents and instruments referred to
           ------------------
therein and consummation of the transactions contemplated thereby, each of the Purchasers is acquiring shares of the Corporation's Series D Senior Participating Convertible Redeemable Preferred Stock, $0.001 par value per share or Series D-1 Senior Participating Convertible Redeemable Preferred Stock, $0.001 par value per share (collectively, the "Series D Preferred Shares"). In
                                               -------------------------
order to induce the Purchasers to enter into the Purchase Agreement and the other agreements contemplated thereby and to purchase the Series D Preferred Shares in the manner contemplated thereby, the Corporation has agreed to provide the registration rights set forth in this Agreement. Except as otherwise indicated herein, capitalized terms used herein shall have the meanings set forth in Section 1 hereof.
         ---------

     Notwithstanding anything to the contrary herein, this Agreement shall apply to a party hereto only with respect to periods beginning (i) in the case of the Company, the date any Purchaser first acquires Purchaser Shares under the Purchase Agreement, and (ii) in the case of a Purchaser, the Closing Date for such Purchaser. To the extent the Purchase Agreement is terminated in accordance with its terms with respect to any party hereto, this Agreement shall have no further force and effect with respect to such party.

                                  AGREEMENTS
                                  ----------

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. As used in this Agreement.
          -----------

     "Class A Common Stock" means the Class A Common Stock, $0.001 par value per
      --------------------
share of the Corporation.

     "Class B Common Stock" means the Class B Common Stock, $0.001 par value per
      --------------------
share, of the Corporation.

     "Commission" means the United States Securities and Exchange Commission or
      ----------
any successor thereto.

     "Common Stock" means, collectively, the Class A Common Stock and the Class
      ------------
B Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar federal statute, as the same shall be in effect from time to time.

     "Founders Shares" means at any time (i) any shares of Class A Common Stock
      ---------------
then outstanding which were sold by the Corporation prior to the date hereof at a purchase price of $0.001 per share, (ii) any shares of Class A Common Stock then outstanding which were issued upon conversion of shares of Class B Common Stock which were sold prior to the date hereof at a purchase price of $0.001 per share, (iii) any shares of Class A Common Stock then issuable upon conversion of outstanding shares of Class B Common Stock which were sold prior to the date hereof at a purchase price of $0.001 per share, (iv) any shares of Class A Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); and (v) any shares of Class A Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided that Founders Shares shall not include any shares which have been disposed of pursuant to an effective registration statement under the Securities Act or sold pursuant to Rule 144.

     "IPO" means the Corporation's first underwritten public offering of shares
      ---
of Common Stock pursuant to an effective registration statement under the Securities Act.

     "Junior Preferred Stock" means, collectively, the Series A Junior
      ----------------------
Convertible Preferred Stock, $0.001 par value per share, the Series B Convertible Preferred Stock, $0.001 par value per share, and the Series C Convertible Preferred Stock, $0.001 par value per share, of the Corporation.

     "Junior Preferred Shares" means at any time (i) any shares of Class A
      -----------------------
Common Stock then outstanding which were issued upon conversion of shares of Junior Preferred Stock or upon conversion of shares of Class B Common Stock issued upon conversion of Junior Preferred Stock; (ii) any shares of Class A Common Stock then issuable upon conversion of shares of then outstanding Junior Preferred Stock or upon conversion of shares of Class B Common Stock issued or issuable upon conversion of Junior Preferred Stock; (iii) any shares of Class A Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Class A Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); provided, however, that Junior Preferred Shares shall not include any shares which have been (a) disposed of pursuant to an effective registration statement under the Securities Act, (b) sold or otherwise transferred in a transaction in which the registration rights applicable to such shares have not been assigned, or (c) sold pursuant to Rule 144.

     "Other Registrable Shares" means shares of the Company's outstanding or
      ------------------------
issuable Class A Common Stock with respect to which the holder thereof has a contractual registration right that is pari passu in order of priority to the Purchaser Registrable Shares, whether such agreement is entered into as of or after the date of this Agreement, but excluding Founders Shares.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, limited partnership, syndicate, person (including, without limitation, a "Person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

     "Public Offering" means any offering by the Corporation of its equity
      ---------------
securities to the public pursuant to an effective registration statement under the Securities Act.

     "Purchaser Registrable Shares" means at any time (i) any shares of Common
      ----------------------------
Stock then outstanding which were issued upon conversion of Series D Preferred Shares originally issued to the Purchasers; (ii) any shares of Common Stock then issuable upon conversion of then outstanding Series D Preferred Shares originally issued to the Purchasers; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) or
(ii); and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Purchaser Registrable Shares shall cease to be Purchaser Registrable Shares when such Purchaser Registrable Shares have been (a) disposed of pursuant to an effective registration statement under the Securities Act, (b) sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been properly assigned, or (c) sold pursuant to Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Purchaser Registrable Shares whenever such Person has the then-existing right to acquire such Purchaser Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected. Subject to the foregoing, Purchaser Registrable Shares shall continue to constitute Purchaser Registrable Shares in the hands of any permitted transferee of a Purchaser.

     "Rule 144" means Rule 144 (including Rule 144(k)) of the Commission under
      --------
the Securities Act or any similar provision then in force under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar federal statute, as the same shall be in effect from time to time.

     2.   Piggyback Registration.
          ----------------------

          2.1  Right to Piggyback. After the consummation of an IPO, whenever
               ------------------
the Corporation proposes to register Common Stock under the Securities Act (other than pursuant to a registration statement filed on Form S-8 or Form S-4, or any successor forms, or otherwise filed in connection with a merger, acquisition, exchange offer or other business combination transaction or an offering of securities solely to the Corporation's existing security holders or employees)
whether for sale on its own account or pursuant to a demand for registration by other holders of shares of Common Stock, and the registration form to be used may be used for the registration of any Purchaser Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to
 ----------------------
all holders of the Purchaser Registrable Shares of its intention to effect such a registration and will include in such registration all Purchaser Registrable Shares (subject to, and in accordance with, the priorities set forth in Sections
                                                                        --------
2.2 and Section 2.3 below) with respect to which the Corporation has received
---     -----------
written requests for inclusion within twenty (20) days after the Corporation's notice. Notwithstanding the foregoing, if a Piggyback Registration is not an underwritten registration, the Corporation shall not be required to include any Purchaser Registrable Shares held by any Person in such Piggyback Registration if such Person at the time of the filing of the registration statement for such Piggyback Registration would be permitted to sell all of the Purchaser Registrable Shares held by such Person, without registration, pursuant to Rule 144.

          2.2  Priority on Non-Demand Registrations. If a Piggyback
               ------------------------------------
Registration is an underwritten registration on behalf of the Corporation that does not constitute a "demand" registration required pursuant to an agreement with the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration up to the amount determined advisable by the underwriters:

    (i) first, the shares of Common Stock that the Corporation proposes to sell;

    (ii) second, the Purchaser Registrable Shares and the Other Registrable Shares requested to be included in such registration, pro rata among the holders
                                                      --- ----
of such Purchaser Registrable Shares and Other Registrable Shares based on the number of shares of Common Stock requested to be included in such registration by the holders thereof; and

    (iii) third, the Junior Preferred Shares and any other shares of Common Stock held by stockholders of the Corporation which are not Other Registrable Shares (including the Founders Shares), requested to be included in such registration, pro rata among the holders of such Junior Preferred Shares and
              --- ----
other shares on the basis of the number of shares which are owned by such holders and requested to be included in such registration, or otherwise pursuant to any contractual registration rights applicable to such shares.

          2.3  Priority on Demand Registrations. If a Piggyback Registration is
               --------------------------------
an underwritten registration pursuant to a demand for registration (other than a Demand Registration under Section 3 hereof, the priority of which will be
                          ---------
governed by Section 3.4 below) by holders of Other Registrable Shares and the
            -----------
managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration up to the amount determined advisable by the underwriters:

     (i) first, (A) the shares of Common Stock requested to be included therein by the holders of Other Registrable Shares on behalf of whom such registration has been initially requested; (B) the Purchaser Registrable Shares requested to be included in such registration by the holders of Purchaser Registrable Shares hereunder; and (C) any securities that the Corporation proposes to sell, pro
                                                                         ---
rata, among the parties in clauses (A), (B) and (C)based on the number of shares
----
of Common Stock requested to be included in such registration by the holders thereof; and

     (ii) second, the Junior Preferred Shares and any other shares of Common Stock held by stockholders of the Corporation which are not entitled to be pari passu with the Purchaser Registrable Shares with respect to such registration (including the Founders Shares), requested to be included in such registration, pro rata among the holders of such Junior Preferred Shares and other shares on
--- ----
the basis of the number of shares which are owned by such holders and requested to be included in such registration, or otherwise pursuant to any contractual registration rights applicable to such shares.

     Without limiting this Section 2.3 or Section 2.2, (i) no Founders Shares
                           -----------    -----------
shall be included in an underwritten registration by the Corporation unless all of the Purchaser Registrable Shares requested to be included in such registration pursuant to this Agreement are permitted to be included in such registration, and (ii) no shares of Common Stock (including Founders Shares) held by executive officers of the Corporation shall be included in an underwritten registration if the managing underwriters advise the Corporation that the inclusion of shares of Common Stock held by executive officers of the Corporation will adversely affect the offering.

          2.4  Right to Terminate Registration. The Corporation shall have the
               -------------------------------
right to withdraw any registration initiated by it under this Section 2 prior to
                                                              ---------
the effectiveness of such registration whether or not any holder of its securities has elected to include securities in such registration.

     3.   Demand Registrations.
          --------------------

          3.1  Requests for Registration. The holders of the outstanding
               -------------------------
Purchaser Registrable Shares may request registration under the Securities Act (a "Demand Registration) of all or any portion of its Purchaser Registrable
    -------------------
Shares on Form S-1 or any similar long-form registration ("Long-Form
                                                           ---------
Registrations") or, if available, on Form S-2 or S-3 or any similar short-form
-------------
registration ("Short-Form Registrations") at any time following the earlier of
               ------------------------                         --------------
(a) six (6) months following the consummation by the Corporation of an IPO, and
                                                                            ---
(b) the third anniversary of the date hereof. Each request for a Demand Registration shall specify the approximate number of Purchaser Registrable Shares requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Corporation will give written notice of such requested registration to all other holders of Purchaser Registrable Shares and, subject to Section 3.4 below, will
                                                        -----------
include in such registration all Purchaser Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after the receipt of the Corporation's notice. Notwithstanding anything to the contrary herein, if a Demand Registration would constitute an IPO, the Corporation may elect to pre-empt such Demand Registration with a primary registration by giving written notice to that effect within five (5) days of determining the Purchaser Registrable Shares requested to be included in the Demand Registration, in which case such registration would constitute a Piggyback Registration to which the priorities in Section 2.2 would apply.
                                                  -----------

          3.2  Long-Form Registrations. The holders of at least a majority of
               -----------------------
the Purchaser Registrable Shares held by the Corporate Investors (as defined in the Series D Stockholders Agreement dated as of the date hereof) will be entitled to request one (1) Long-Form Registration and the holders of at least a majority of the Purchaser Registrable Shares held by Financial Investors (as defined in the Series D Stockholders Agreement dated as of the date hereof) will be entitled to request one (1) Long-Form Registrations, in each case in which the Corporation will pay all Registration Expenses. The holders of at least a majority of the Purchaser Registrable Shares will be entitled to request unlimited Long-Form Registrations in which the holders of Purchaser Registrable Shares pay their share of Registration Expenses, as provided in Section 5. A
                                                                ---------
registration will not count as one of the Corporation paid Long-Form Registrations until it has become effective and unless the holders of Purchaser Registrable Shares are able to register and sell at least eighty percent (80%) of the Purchaser Registrable Shares initially requested to be registered; provided that, in any event, the Corporation will pay all Registration Expenses in connection with any registration initiated as a Corporation paid Long-Form Registration whether or not it has become effective .

          3.3  Short-Form Registrations. In addition to the Long-Form
               ------------------------
Registrations provided pursuant to Section 3.2, the holders of at least fifteen
                                   -----------
percent (15%) of the Purchaser Registrable Shares will be entitled to request unlimited Short-Form Registrations in which the Corporation will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Purchaser Registrable Shares.

          3.4  Priority on Demand Registrations. The Corporation will not
               --------------------------------
include in any Demand Registration any securities which are not Purchaser Registrable Shares (except for Other Registrable Shares) without the prior written consent of the holders of a majority of the Purchaser Registrable Shares. If a Demand Registration is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Purchaser Registrable Shares and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Purchaser Registrable Shares and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Purchaser Registrable Shares initially requesting registration, the Corporation will include in such registration (i) first, the Purchaser
                                                      -----
Registrable Shares and Other Registrable Shares requested to be included in such registration by the holders thereof, pro rata among such holders on the basis of the number of shares of Purchaser Registrable Shares and Other Registrable Shares requested to be included in such registration by the holders thereof, and
(ii) second, the other securities requested to be included in such registration
     ------
which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

          3.5  Restrictions on Demand Registrations. The Corporation will not
               ------------------------------------
be obligated to effect any Demand Registration within six months after the effective date of a previous Demand

Registration. The Corporation may postpone for up to ninety (90) days (but not more than once in a six (6) month period) the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation's board of directors determines that such Demand Registration is reasonably likely to have an adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or any other material financing or transaction; provided that, in such event, the holders of Purchaser Registrable Shares initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the Corporation paid Demand Registrations hereunder and the Corporation will pay all Registration Expenses in connection with such withdrawn registration.

          3.6  Selection of Underwriters. The holders of a majority of the
               -------------------------
Purchaser Registrable Shares initially requesting registration will have the right to approve (which approval will not be unreasonably withheld) the investment banker(s) and manager(s) selected by the Corporation's board of directors to administer the offering.

          3.7  Other Registration Rights. The Corporation will not grant to any
               -------------------------
Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, other than rights which are pari passu or junior in all respects to the rights granted to the holders of Purchaser Registrable Shares hereunder (including, without limitation, priority in any registration by the Corporation), without the prior written consent of the holders of (a) at least a majority of the outstanding Purchaser Shares held by the Corporate Investors, and (b) a majority of the outstanding Purchaser Shares held by the Financial Investors (as each such term is defined in the Series D Stockholders Agreement dated as of the date hereof).

     4.   Registration Procedures. Whenever the holders of Purchaser Registrable
          -----------------------
Shares have requested that any Purchaser Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Purchaser Registrable Shares in accordance with the intended method of disposition thereof, and, pursuant thereto, the Corporation will as expeditiously as reasonably possible:

               (a) prepare and file with the Commission a registration statement with respect to such Purchaser Registrable Shares and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided (provided that before filing a registration statement or prospectus or any amendments or supplements thereto with respect to a Demand Registration, the Corporation will furnish to the counsel selected by the holders of a majority of the Purchaser Registrable Shares initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

               (b) notify each holder of Purchaser Registrable Shares of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act; and, with respect to Demand

Registrations, as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 8) or, if such registration statement relates to an
            ---------
underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Purchaser Registrable Shares by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Purchaser Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Purchaser Registrable Shares owned by such seller;

               (d) notify each seller of such Purchaser Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Purchaser Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and such sellers shall suspend the use of the prospectus until the requisite changes thereto have been made);

               (e) use its reasonable best efforts to cause all such Purchaser Registrable Shares to be listed on each securities exchange or market on which the Common Stock is then listed;

               (f) use its reasonable best efforts to cause such Purchaser Registrable Shares to be registered or qualified with or approved by such other governmental agencies or authorities in such jurisdictions as may be necessary to consummate the disposition of such Purchaser Registrable Shares;

               (g) provide a transfer agent and registrar for all such Purchaser Registrable Shares not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Purchaser Registrable Shares;

               (i) make available for inspection by any seller of Purchaser Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

               (k) advise each seller of such Purchaser Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if any such stop order shall be issued (and, if such stop order shall be issued, such sellers shall suspend the use of the prospectus until it shall be withdrawn);

               (l) at the request of the managing underwriters in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement (i) an opinion of counsel, addressed to the underwriters and, if permitted by applicable professional standards, to the sellers of Purchaser Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and, if permitted by applicable professional standards, to the sellers of Purchaser Registrable Shares, covering such matters as such underwriters or sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and

     Notwithstanding any provision of this Section 4 to the contrary, the
                                           ---------
Corporation shall not be required to amend or supplement a prospectus if such amendment of supplement would require the Corporation to disclose a material financing, acquisition or other transaction then being pursued by the Corporation and the Executive Committee of the Board of Directors of the Corporation shall determine in good faith that such disclosure is not in the best interests of the Corporation or would interfere with such transaction; provided that the Corporation shall give immediate notice thereof to holders of Purchaser Registrable Shares.

     For purposes of Section 4(a) and Section 4(b), the period of distribution
                     ------------     ------------
of Purchaser Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Purchaser Registrable Shares in any other registration shall be deemed to extend until the earlier of (i) the sale of all Purchaser Registrable Shares covered thereby and (ii) the end of the period of distribution for the holders of its shares of Common Stock on whose behalf the registration has been made.

     5.   Registration Expenses.
          ---------------------

          5.1  Corporation's Expenses. All expenses incident to the
               ----------------------
Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses") shall be borne by the Corporation.

          5.2  Reimbursement. In connection with each Demand Registration, the
               -------------
Corporation will reimburse the holders of Purchaser Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Purchaser Registrable Shares initially requesting such registration. In connection with each Demand Registration and each Piggyback Registration, the Corporation shall reimburse the holders of Purchaser Registrable Shares included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Purchaser Registrable Shares for the purpose of rendering any legal opinion required by the Corporation or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          5.3  Holder's Expenses. Notwithstanding anything to the contrary
               -----------------
contained herein, each holder of Purchaser Registrable Shares shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the Purchaser Registrable Shares sold for such holder's account.

     6.   Indemnification.
          ---------------

          6.1  By the Corporation. The Corporation agrees to indemnify, to the
               ------------------
extent permitted by law, each holder of Purchaser Registrable Shares, its managers, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees) ("Liabilities") caused by any untrue or alleged untrue statement of material
 ------------
fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Purchaser Registrable Shares. The payments required by this Section 6.1 will be made periodically during the course of the
                 -----------
investigation or defense, as and when bills are received or expenses incurred.

          6.2  By Each Holder. In connection with any registration statement in
               --------------
which a holder of Purchaser Registrable Shares is participating, each such holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement or prospectus; provided that the obligation to indemnify under this
Section 6.2 or to contribute under Section 6.4 below will be several, not joint
-----------                        -----------
and several, among such holders of Purchaser Registrable Shares, and the liability of each such holder of Purchaser Registrable Shares under this Section
                                                                         -------
6.2 and under Section 6.4 shall be limited to the net amount received by such
---           -----------
holder from the sale of Purchaser Registrable Shares pursuant to such registration statement.

          6.3  Procedure. Any Person entitled to indemnification hereunder shall
               ---------
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          6.4  Contribution. To the extent any indemnification by an
               ------------
indemnifying party provided for in this Section 6 is prohibited or limited by
                                        ---------
law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation
                              -----------
or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided that the limits in the final proviso of Section 6.2 shall apply to this
                                                 -----------
Section 6.4.  No Person guilty of fraudulent misrepresentation (within the
-----------
meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          6.5  Other Indemnification Provisions. The indemnification and
               --------------------------------
contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7.   Compliance with Rule 144. In the event that the Corporation (a)
          ------------------------
registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act, or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will
(i) forthwith furnish to such holder, upon request, a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (ii) use its reasonable best efforts to make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

     8.   Participation in Underwritten Registrations. No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its shares of Common Stock on the basis provided in any underwriting arrangements approved by the Corporation or any other Person or Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrange ments. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 4(d)
                                                                   ------------
above, such Person will forthwith discontinue the disposition of its Purchaser Registrable Shares pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(d). In the event the Corporation shall give any such notice, the
     ------------
applicable time period mentioned in Section 4(b) during which a registration
                                    ------------
statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8 to and including the date when each seller of Purchaser
     ---------
Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section
                                                                     -------
4(d).
----

     9.   Holdback Agreements. Each holder of Purchaser Registrable Shares
          -------------------
agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, (i) during the seven (7) days prior to, and during the one hundred and eighty (180) days following, the effective date of an IPO (except as part of such underwritten registration), or (ii) during the seven (7) days prior to and during the ninety (90) days following the effective date of any underwritten Public Offering, other than an IPO, (except as part of such underwritten registration), in the case of each of Section 9(i) and Section
                                                   ------------     -------
9(ii) unless the underwriters managing the Public Offering otherwise agree to a
-----
shorter period and unless any of the holders of Founders Shares, directors, officers and/or 5% shareholders of the Corporation are subject to a shorter period. Each holder of Purchaser Registrable Shares agrees to enter into customary lock-up agreements consistent with the foregoing if requested by any underwriter of any such Public Offering.

     10.  Miscellaneous.
          -------------

          10.1 Assignment of Registration Rights. The registration rights of any
               ---------------------------------
Purchaser under this Agreement with respect to any Purchaser Registrable Shares may be assigned to any Person who acquires such Purchaser Registrable Shares; provided that (a) the assigning Purchaser shall give the Corporation written
--------
notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (b) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Corporation, to be bound as a Purchaser by the provisions of this Agreement; and (c) immediately following such assignment the further disposition of such securities by such assignee is restricted under the Securities Act.

          10.2 No Inconsistent Agreements. The Corporation is not a party to
               --------------------------
and will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Purchaser Registrable Shares in this Agreement.

          10.3 Adjustments Affecting Purchaser Registrable Shares. The
               --------------------------------------------------
Corporation will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Purchaser Registrable Shares to include such Purchaser Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Purchaser Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          10.4 Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

          10.5 Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10.6 Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

          10.7 Notices. Any notices required or permitted to be sent hereunder
               -------
shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the Corporation, to:

          divine interVentures, inc.
          4225 Naperville Road
          Suite 400
          Lisle, Illinois 60532
          Attention: General Counsel
     with a copy to:

          Katten Muchin & Zavis
          525 West Monroe Street
          Suite 1600
          Chicago, Illinois 60661
          Attention: Matthew S. Brown, Esq.

     If to the Purchasers or other holders of Purchaser Registrable Shares, to the addresses set forth in the stock records of the Corporation.

          10.8  Governing Law. All questions concerning the construction,
                -------------
validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

          10.9  Amendments and Waivers. The provisions of this Agreement may be
                ----------------------
amended upon the written agreement of the Corporation and the holder or holders of (a) at least a majority of the outstanding Purchaser Shares held by the Corporate Investors, and (b) a majority of the outstanding Purchaser Shares held by the Financial Investors (as each such term is defined in the Purchase Agreement). Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

          10.10 Final Agreement. This Agreement, constitutes the complete and
                ---------------
final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

          10.11 Execution. This Agreement may be executed in any number of
                ---------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          10.12 No Strict Construction. The language used in this Agreement will
                ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

                            SCHEDULE OF PURCHASERS
                            ----------------------

                       Frontenac VII Limited Partnership
                   Frontenac Masters VII Limited Partnership
                     First Chicago Investment Corporation
                          Cross Creek Partners X, LLC
                         Mesirow Capital Partners VII
                        Sumitomo Corporation of America
                             Sumitomo Corporation
                             Microsoft Corporation
                                 Dell USA L.P.
                           CBW/SK divine Investments

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                    DIVINE INTERVENTURES, INC.


                                    By: /s/ Michael P. Cullinane
                                       --------------------------
                                         Michael P. Cullinane
                                         Executive Vice President


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    FRONTENAC VII LIMITED PARTNERSHIP

                                    By: Frontenac Company VII, L.L.C.
                                    Its: General Partner


                                    By: /s/ Jeremy Silverman
                                       ----------------------
                                    Its: Member
                                        ---------------------


                                    FRONTENAC MASTERS VII LIMITED PARTNERSHIP

                                    By: Frontenac Company VII, L.L.C.
                                    Its: General Partner


                                    By: /s/ Jeremy Silverman
                                       ----------------------
                                    Its: Member
                                        ---------------------

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    FIRST CHICAGO INVESTMENT CORPORATION


                                    By: /s/ Eric C. Larson
                                       ----------------------------
                                    Its: Attorney In Fact
                                        ---------------------------


                                    CROSS CREEK PARTNERS X, LLC


                                    By: /s/ Eric C. Larson
                                       ----------------------------
                                    Its: General Partner
                                        ---------------------------

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                             MICROSOFT CORPORATION



                             By: /s/ Greg Moffei
                                ----------------------------
                             Its: Chief Financial Officer
                                 ---------------------------



               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    MESIROW CAPITAL PARTNERS VII,
                                    an Illinois Limited Partnership

                                    By:  Mesirow Financial Services, Inc.
                                    Its: General Partner

                                    By: /s/ Daniel P. Howell
                                       ----------------------
                                         Daniel P. Howell
                                         Vice President


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                       SUMITOMO CORPORATION


                                       By: /s/ Isao Momota
                                          ------------------------
                                       Its: Financial Investor
                                           ----------------------
                                           Isao Momota
                                           Media Division

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                       SUMITOMO CORPORATION OF AMERICA


                                        By: /s/ Kotaro Nakata
                                          ------------------------
                                        Its:Kotaro Nakata
                                            ----------------------
                                            Vice President,
                                            Investment Management

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                         DELL USA L.P.

                                         By:  Dell Gen. P. Corp.
                                         Its: General Partner


                                         By: /s/ Alex C. Smith
                                            ------------------------------
                                         Name:  Alex C. Smith
                                              ----------------------------
                                         Title: VP. Business Development
                                               ---------------------------

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    CBW/SK DIVINE INVESTMENTS,
                                    a New York general partnership


                                    By: /s/ Sanjay Kumar
                                       -------------------------------
                                       Sanjay Kumar, a General Partner

               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)